UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2007

ZiLOG, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-13748	13-3092996
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6800 Santa Teresa Boulevard
San Jose, California 95119
(Address of principal executive offices, including zip code)

(408) 513-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of ZiLOG, Inc. (the "Registrant") held on September 6, 2007, the stockholders approved amendment of the 2004 Omnibus Stock Incentive Plan (the “2004 Omnibus Plan”) to, beginning in fiscal 2008:  (1) increase the number of shares reserved for issuance by 1,500,000 shares, for an aggregate of 3,000,000 shares; (2) specify that the maximum number of shares available under the 2004 Omnibus Plan for award grants, including upon exercise of incentive stock options (“ISOs”), be 3,000,000 shares; and (3) conform the award calendar to Registrant's fiscal year with respect to the maximum award amount any individual may be granted thereunder.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is furnished with this report on Form 8-K:

99.1	Amended and Restated ZiLOG, Inc. 2004 Omnibus Stock Incentive Plan.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2007

ZiLOG, INC.

By:	/s/ Perry Grace
Perry Grace
Chief Financial Officer

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EXHIBIT INDEX
Exhibit Number	Description
99.1	Amended and Restated ZiLOG, Inc. 2004 Omnibus Stock Incentive Plan

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